freshpet

pets. people. planet.

Q1 2022 Earnings Presentation

May 2, 2022



Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, plant start-up expense, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expenses.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2022. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


freshpet
Nourishing Pets, People and Planet
Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives -- while being
kind to the planet

Q1 2022 Results

Strong start to 2022


Net Sales
Freshpet Q1 2022 Financial Results
Adj. EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
$14
$12
$10
$8
$6
$4
$2
$0
$93.4
+33%
$7.8
+35%
$132.2
+41%
$5.1
-35%
Q1 2021
Q1 2022
Net Sales ($ millions)
Adj. EBITDA ($ millions)

Net Sales growth driven by volume/mix, pricing and trade inventory re-fill



Q1 2022 Estimated Sales Growth Composition
29%
8%
4%
41%
Volume
Pricing/Mix
Trade Inventory Re-fill
Net Sales Growth

Source: Nielsen consumption data thru 3/26/22 and internal sales data

Mismatch between timing of price increase and commodity cost increases temporarily depressed Adj. Gross Margin



Q1 2022 Adj. Gross Margin Progress
46.7%
46.4%
41.9%
Estimated impact of mismatch between price increase and cost increases
Q1 2021
Q1 2022
38.9%
33.9%
Gross Margin (GAAP)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, non-cash share-based compensation and COVID-19 expenses

Strong production performance post-ERP conversion enabled strong shipments



Year-on-Year Production Performance Comparison
Rolling 7-Day Average Pounds Produced
Omicron: Shut down 1 line
ERP Conversion
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022
12/1/2022
Rolling 7 Day Average - 2021
Rolling 7 Day Average - 2022
Rolling 7 Day Average - 2020

Source: Internal company data through May 1, 2022

Reinvested in increased media investment to drive accelerated growth


Q1 2022 Adj. SG&A Leverage
14.7%
12.2%
38.4%
12.0%
16.3%
38.2%
Freight costs: -170 bps
+420 bps
-270 bps
Q1 2021
Q1 2022
Adj. SG&A % Excluding Media & Logistics
Media %
Total Adj. SG&A %

45.9% 49.3%

SG&A (GAAP)

Freshpet defines Adjusted SG&A as SG&A expenses before depreciation and amortization, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an enterprise resource planning ("ERP") system, loss of disposal of equipment and COVID-19 expenses

Q1 2022 consumption: Strong growth in all channels


Latest 13wk Nielsen Consumption Growth
37%
41%
41%
19%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen consumption data thru 3/26/22

Continued strong velocity gains



Freshpet Velocity ($/$MM ACV)
Nielsen Mega-Channel
COVID Crisis
601
600
584
572
598
613
692
545
602
658
712
744
745
744
750
753
740
748
719
754
783
805
816
830
826
855
872
889
897
924
953
987
1000
1043
4 W/E 10/12/19
4 W/E 11/09/19
4 W/E 12/07/19
4 W/E 01/04/20
4 W/E 02/01/20
4 W/E 02/29/20
4 W/E 03/28/20
4 W/E 04/25/20
4 W/E 05/23/20
4 W/E 06/20/20
4 W/E 07/18/20
4 W/E 08/15/20
4 W/E 09/12/20
4 W/E 10/10/20
4 W/E 11/07/20
4 W/E 12/05/20
4 W/E 01/02/21
4 W/E 01/30/21
4 W/E 02/27/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 01/01/22
4 W/E 01/29/22
4 W/E 02/26/22
4 W/E 03/26/22
1 W/E 04/23/22

Source: Nielsen Mega-Channel Data thru 4/23/22

$ / $ MM ACV = Nielsen Measured Mega-Channel sales / retail availability as measured in $MM of All Commodity Volume (ACV)

On a total brand dollar sales basis, Freshpet is now the leading brand in the grocery channel


Total Wet & Dry Dog Food Brands Dollar Sales: US Food
(Latest 13wks thru 3/26/22 -- $M)
Freshpet Total RFG
$92,506
Blue Buffalo Total Dog Food
$81,146
Pedigree Total Dog Food
$80,757
Purina ONE Total Dog Food
$77,356
Beneful Total Dog Food
$60,426
Private Label Total Dog Food
$49,295
Cesar Total Dog Food
$48,764
Rachael Ray Total Dog Food
$44,796
IAMS Total Dog Food
$35,273
Purina Dog Chow Total Dog Food
$32,143
Purina True Instinct Total Dog Food
$25,228
Alpo Total Dog Food
$16,428
Kibble N Bits Total Dog Food
$14,240
Nature's Recipe Total Dog Food
$10,214
Purina Moist & Meaty Total Dog Food
$7,533

Source: Nielsen US Food Scanner Data thru 3/26/22

Freshpet: Building meaningful share of the category



Freshpet $ Share of Wet & Dry Dog
13.2
7.0
5.6
2.5
12.7
6.7
5.5
2.5
12.2
6.5
5.3
2.6
11.8
6.3
5.2
2.7
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 3/26/22

Q1 2022 Freshpet E-Com grew +79% vs. YA

instacart
SHIPT


15%
Online Fresh Delivery
26%
Last Mile Delivery
$11.2MM
59%
Click & Collect

amazonfresh
Peapod

Kroger ClickList
Walmart Pickup-Grocery
TARGET
petco
PETSMART

8.0%
% of Total FP Sales Through E-Com

85% of Sales
Contribute to Brick & Mortar

Source: Freshpet Internal Data

HH penetration growth expected to accelerate in 2022 following improved in-stocks and advertising support


Freshpet Penetration Growth
2,537,798
+11%
1,888,830
+21%
3,234,106
+27%
2,495,808
+32%
4,116,151
+27%
3,305,956
+32%
4,201,693
+2%
3,541,963
+7%
2019
2020
2021
2022
Total Penetration
Core Dog Penetration

Source: Nielsen HH Panel for the 52-week period ending late March 2018-2022

4-week buying HH's growth rate is moving up again as in-stocks have improved


Freshpet 4-Week Buying HH's
Growth vs. YA
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Out-of-stocks
+12% vs YA
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 01/23/21
4 W/E 02/20/21
4 W/E 03/20/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 01/01/22
4 W/E 01/29/22
4 W/E 02/26/22
4 W/E 03/26/22
4-Week Buyers Growth vs. YA
Poly. (4-Week Buyers Growth vs. YA)

Source: Nielsen HH Panel for the period ending 3/26/22

Still on path to meet our 2025 HH penetration goal



Progress Towards 2025 Household Penetration Goal
6.80
4.20
2025 Goal: 11 Million HH's
Current HH Penetration
Households to Achieve 2025 Target

Source: Nielsen HH Panel for the period ending 3/26/22

Buying rate continues to grow strongly and is helped by price increases


Freshpet Buying Rate
$115.29
+16%
$137.77
+12%
$115.75
>1%
$136.45
-1%
$118.29
+2%
$135.77
>-1%
$149.02
+26%
$164.99
+22%
2019
2020
2021
2022
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the 52-week period ending late March 2018-2022 and company internal data

Pricing

Limited evidence of price sensitivity on the first price increase overall


Total Freshpet Price Sensitivity – Grocery & Mass
13,000,000
12,000,000
11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
9.40
9.20
9.00
8.80
8.60
8.40
8.20
8.00
7.80
7.60
7.40
4 W/E 01/30/21
4 W/E 02/27/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 01/01/22
4 W/E 01/29/22
4 W/E 02/26/22
4 W/E 03/26/22
Freshpet Total RFG EQ
Freshpet Total RFG Avg Unit Price

Source: Nielsen Mega-Channel Data thru 3/26/22

Diesel costs increased dramatically in the past 8 weeks



Weekly U.S. No 2 Diesel Retail Prices
(Dollars per Gallon)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2022 Guidance Assumption
Russia invades Ukraine
FY 22 Guidance Issued
Sep 13, 2021
Sep 20, 2021
Sep 27, 2021
Oct 04, 2021
Oct 11, 2021
Oct 18, 2021
Oct 25, 2021
Nov 01, 2021
Nov 08, 2021
Nov 15, 2021
Nov 22, 2021
Nov 29, 2021
Dec 06, 2021
Dec 13, 2021
Dec 20, 2021
Dec 27, 2021
Jan 03, 2022
Jan 10, 2022
Jan 17, 2022
Jan 24, 2022
Jan 31, 2022
Feb 07, 2022
Feb 14, 2022
Feb 21, 2022
Feb 28, 2022
Mar 07, 2022
Mar 14, 2022
Mar 21, 2022
Mar 28, 2022
Apr 04, 2022
Apr 11, 2022
Apr 18, 2022
Apr 25, 2022

Source: US Energy Information Administration (EIA) On-Highway Diesel Prices

freshpet®

Q1 2022 Visibility & Availability

Store count continues to grow



Freshpet Store Count
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
23,931
2022 Guidance: +~1,300 to 24,931
2013
2014
2015
2016
2017
2018
2019
2020
2021
YTD 2022

Source: Internal data for the period ending 3/25/22

Q1 2022: Strong performance on Upgrades & 2nd Fridges

Store Count


23,931
22,890
Q1 2021
Q1 2022

2022 Guidance: ~24,931

Net New Stores


300
300
174
174
Qtr. Increase
YTD Increase
Q1 2021
Q1 2022


freshpet

2022 Guidance: +~1,300 to 24,931

Fridge Upgrades


3,322
2,679
293
72
Total Operating
YTD Increase
Q1 2021
Q1 2022


freshpet

2022 Guidance: +~900 to 4,150

Second/Third Fridges


3,380
2,588
121
179
Total Operating
YTD Increase
Q1 2021
Q1 2022


freshpet
freshpet

2022 Guidance: +~875 to 4,076

Source: Internal company data through 3/25/22

Q1 2022: Continued success with placements of large and multi-fridge stores



Freshpet Fridge Fleet Distribution by Size
(US & Canada Stores)
7%
19%
60%
14%
Small
Medium
Large
2+ Chillers



Installed Fridges by Size and Year Installed
(US & Canada)
2018: 20% 68% 3%
2019: 12% 68% 14% 2%
2020: 10% 53% 28% 7%
2021: 21% 56% 18% 2%
2022: 31% 42% 24% 1%
Medium
Large
2 Chillers
3 Chillers

Source: Internal company data through 3/25/22

freshpet®

Current Business Trends

Strong, sustained growth



Nielsen Mega-Channel Consumption
16,000,000
15,000,000
14,000,000
13,000,000
12,000,000
11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
Nielsen Mega-Channel consumption vs. YA:
• Latest 4 weeks: +42%
• Q1: +37%
• Q2 to date: +42%
• YTD: +39%
Capacity constrained and out-of-stocks
+36% vs. YA
(w/e 4/23/22-- includes Easter holiday)
12/28/2019
1/28/2020
2/28/2020
3/28/2020
4/28/2020
5/28/2020
6/28/2020
7/28/2020
8/28/2020
9/28/2020
10/28/2020
11/28/2020
12/28/2020
1/28/2021
2/28/2021
3/31/2021
4/30/2021
5/31/2021
6/30/2021
7/31/2021
8/31/2021
9/30/2021
10/31/2021
11/30/2021
12/31/2021
1/31/2022
2/28/2022
3/31/2022

Source: Nielsen Mega-Channel Data thru 4/23/22

2-year stacked growth rate continues at a robust rate


Nielsen Mega-Channel Consumption Growth
(2 Year Stacked)
58% 60% 56% 62% 59% 59% 58% 57% 59% 60% 61% 60% 60% 62% 63% 60% 65% 64% 64% 73% 62% 65% 66% 61% 62% 65% 65% 64% 63% 60% 44% 35% 87% 90% 93% 97% 83%
13% 17% 18% 21% 18% 18% 20% 21% 22% 22% 22% 21% 23% 22% 21% 25% 25% 26% 28% 34% 27% 31% 37% 27% 31% 37% 39% 44% 48% 43% 43% 38% 42% 41% 47% 43% 36%
45% 44% 38% 42% 41% 40% 38% 36% 37% 38% 39% 39% 38% 41% 42% 35% 40% 38% 36% 39% 35% 34% 28% 34% 31% 28% 26% 20% 15% 17% 1% -3% 46% 50% 45% 54% 46%
8/14/21 8/21/21 8/28/21 9/4/21 9/11/21 9/18/21 9/25/21 10/2/21 10/9/21 10/16/21 10/23/21 10/30/21 11/6/21 11/13/21 11/20/21 11/27/21 12/4/21 12/11/21 12/18/21 12/25/21 1/1/22 1/8/22 1/15/22 1/22/22 1/29/22 2/5/22 2/12/22 2/19/22 2/26/22 3/5/22 3/12/22 3/19/22 3/26/22 4/2/22 4/9/22 4/16/22 4/23/22
Previous Year
Current Year

Source: Nielsen Mega-Channel Data thru 4/23/22

Consistent improvement in in-stock rates drives accelerated growth



Freshpet Nielsen Mega-Channel Growth Rate
Improving in-stocks
17% 18% 21% 18% 18% 20% 21% 22% 22% 22% 21% 23% 22% 21% 25% 25% 26% 28% 34% 27% 31% 37% 27% 31% 37% 39% 44% 48% 43% 43% 38% 42% 41% 47% 43% 36%
8/21/21 8/28/21 9/4/21 9/11/21 9/18/21 9/25/21 10/2/21 10/9/21 10/16/21 10/23/21 10/30/21 11/6/21 11/13/21 11/20/21 11/27/21 12/4/21 12/11/21 12/18/21 12/25/21 1/1/22 1/8/22 1/15/22 1/22/22 1/29/22 2/5/22 2/12/22 2/19/22 2/26/22 3/5/22 3/12/22 3/19/22 3/26/22 4/2/22 4/9/22 4/16/22 4/23/22

Source: Nielsen Mega-Channel Data thru 4/16/22

Distribution growth continues despite capacity limits



Freshpet Distribution (% ACV)
Nielsen Mega-Channel
42.9 43.1 43.5 43.9 44.2 44.5 44.7 44.9 45.0 45.3 45.6 45.7 45.7 45.9 46.1 46.6 47.6 48.0 48.3 48.5 49.0 49.4 49.7 49.9 50.3 51.4 52.7 52.9 53.7 54.4 54.5 54.7 54.8 54.9 55.0 55.1 55.4 55.5 55.5 55.4 55.5 55.7 55.7 55.8 56.1 56.3 56.4 56.5 56.5 56.5 56.5 56.7 56.9 56.9 57.0 57.1 57.4 57.7
4 W/E 01/06/18
4 W/E 02/03/18
4 W/E 03/03/18
4 W/E 03/31/18
4 W/E 04/28/18
4 W/E 05/26/18
4 W/E 06/23/18
4 W/E 07/21/18
4 W/E 08/18/18
4 W/E 09/15/18
4 W/E 10/13/18
4 W/E 11/10/18
4 W/E 12/08/18
4 W/E 01/05/19
4 W/E 02/02/19
4 W/E 03/02/19
4 W/E 03/30/19
4 W/E 04/27/19
4 W/E 05/25/19
4 W/E 06/22/19
4 W/E 07/20/19
4 W/E 08/17/19
4 W/E 09/14/19
4 W/E 10/12/19
4 W/E 11/09/19
4 W/E 12/07/19
4 W/E 01/04/20
4 W/E 02/01/20
4 W/E 02/29/20
4 W/E 03/28/20
4 W/E 04/25/20
4 W/E 05/23/20
4 W/E 06/20/20
4 W/E 07/18/20
4 W/E 08/15/20
4 W/E 09/12/20
4 W/E 10/10/20
4 W/E 11/07/20
4 W/E 12/05/20
4 W/E 01/02/21
4 W/E 01/30/21
4 W/E 02/27/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 01/01/22
4 W/E 01/29/22
4 W/E 02/26/22
4 W/E 03/26/22
1 W/E 04/23/22

Source: Nielsen Mega-Channel Data thru 4/23/22

Retail availability continues at a high level



Freshpet Total Distribution Points (TDP's)
Nielsen Mega-Channel
637
643
670
686
683
690
678
683
698
708
718
723
732
739
756
765
773
711
752
794
817
829
816
793
806
798
758
663
630
678
727
728
745
778
732
735
756
792
805
790
776
807
852
840
4 W/E 01/05/19
4 W/E 02/02/19
4 W/E 03/02/19
4 W/E 03/30/19
4 W/E 04/27/19
4 W/E 05/25/19
4 W/E 06/22/19
4 W/E 07/20/19
4 W/E 08/17/19
4 W/E 09/14/19
4 W/E 10/12/19
4 W/E 11/09/19
4 W/E 12/07/19
4 W/E 01/04/20
4 W/E 02/01/20
4 W/E 02/29/20
4 W/E 03/28/20
4 W/E 04/25/20
4 W/E 05/23/20
4 W/E 06/20/20
4 W/E 07/18/20
4 W/E 08/15/20
4 W/E 09/12/20
4 W/E 10/10/20
4 W/E 11/07/20
4 W/E 12/05/20
4 W/E 01/02/21
4 W/E 01/30/21
4 W/E 02/27/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 01/01/22
4 W/E 01/29/22
4 W/E 02/26/22
4 W/E 03/26/22
1 W/E 04/23/22

Source: Nielsen Mega-Channel Data thru 4/23/22

Positive pet ownership and related sentiment trends remain intact post-COVID peaks

Table 1: How has your pet ownership been affected by COVID-19?



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
85%
87%
83%
82%
75%
78%
9%
8%
10%
11%
18%
16%
7%
6%
7%
7%
9%
7%
May 2020
June 2020
Sept 2020
Dec 2020
Nov 2021
Feb 2022
Positive effect
Negative effect
No change

Table 2: How has your pet ownership been affected by COVID-19?



14%
12%
10%
8%
6%
4%
2%
0%
7%
6%
2%
2%
6%
5%
2%
1%
9%
6%
2%
2%
10%
6%
2%
2%
14%
6%
5%
4%
14%
5%
3%
2%
May 2020
June 2020
Sept 2020
Dec 2020
Nov 2021
Feb 2022
Got a new pet
Fostered a pet
Gave up a pet
Delayed getting a pet

Source: APPA COVID-19 Pulse Study: Pet Ownership During the Pandemic

Pet ownership continues to grow amongst younger households



Table 3: Change in the Number of Pets Owned in the Past Three Months
Nov 2021
23%
71%
6%
Feb 2022
18%
76%
6%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
More pets than 3 months ago
Same number of pets
Fewer pets than 3 months ago



Table 4: Pet owners who have more pets now than 3 months ago*
Female 15%
Male 21%
Gen Z 27%
Millennial 27%
Gen X 13%
Baby Boomer 7%
Have children 27%
No children 13%
Urban 25%
Suburban 15%
Rural 15%
0% 5% 10% 15% 20% 25% 30%

*Wave 6 (February 2022) data.

Source: APPA COVID-19 Pulse Study: Pet Ownership During the Pandemic

International Business

Canadian business accelerating behind advertising investment



Leading Canadian Freshpet Retailer
Weekly Sales
Last 4 weeks +23% vs. YA
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1/4/20
1/18/20
2/1/20
2/15/20
2/29/20
3/14/20
3/28/20
4/11/20
4/25/20
5/9/20
5/23/20
6/6/20
6/20/20
7/4/20
7/18/20
8/1/20
8/15/20
8/29/20
9/12/20
9/26/20
10/10/20
10/24/20
11/7/20
11/21/20
12/5/20
12/19/20
1/2/21
1/16/21
1/30/21
2/13/21
2/27/21
3/13/21
3/27/21
4/10/21
4/24/21
5/8/21
5/22/21
6/5/21
6/19/21
7/3/21
7/17/21
7/31/21
8/14/21
8/28/21
9/11/21
9/25/21
10/9/21
10/23/21
11/6/21
11/20/21
12/4/21
12/18/21
1/1/22
1/15/22
1/29/22
2/12/22
2/26/22
3/12/22
3/26/22
4/9/22

Source: Internal company data through 4/16/22

Freshpet's advertising-driven model works in the UK



Freshpet UK
Weekly Sales by Retailer
£120,000
£100,000
£80,000
£60,000
£40,000
£20,000
£-
Retailer A
Retailer B
Retailer C
Retailer D

Source: Internal company data through 4/18/22

Long-Term Capacity Plan Update

Revising the long-term capacity plan

Since we last established a long-term capacity plan, several things have changed:

- **Lead times:** Construction and equipment lead times have been extended
- **Costs:** Cost of construction has increased significantly
- **Operational expertise**: We have learned how to design facilities to operate more efficiently
- **Technology**: New production technology has been developed
- **Competition**: Rise of new, high-end fresh and frozen products necessitates continued investment in innovation to ensure we are always offering the best product at the best value

Construction projects are taking longer and cost more


Frequency of delays and cancellations
70
60
50
40
30
20
10
0
Percent of respondents
Significantly Higher
Somewhat Higher
About the Same
Somewhat Lower
Delays in 2021
Cancellations in 2021

Source: Construction Industry Round Table


Construction costs: Input vs. Final by building type
Construction cost index (index value 100 = Jan. 2018)
135.0
125.0
115.0
105.0
95.0
Residential Final Costs
Residential Input Costs
Nonresidential Final Costs
Nonresidential Input Costs
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22

Sources: JLL Research, U.S. Bureau of Labor Statistics

Key principles guiding our new long-term plan

- **Build where our talent is based** (Bethlehem, Ennis, Kitchens South) to maximize utilization of technical staff
- **Locate and group technology/equipment** in most cost-effective manner
  - Group roll lines together and bag lines together for optimal operating and maintenance efficiency
  - Retain all rolls production in Freshpet owned facilities for margin maximization
  - House innovative products in Bethlehem to connect with R&D staffing
- **Limit Freshpet capital investment** to assets of greatest strategic value (fewer buildings and more equipment and technology) to gain greatest leverage
- **Enable innovation** that ensures we never lose our product advantage
- **Provide the capacity** to grow faster if needed or insulate the business from delays in new capacity additions

Tactical adjustments tailored to drive capital efficiency and enhance capacity to meet demand

- **Splitting Ennis Phase II into two phases (rolls operation and bags operation) with the rolls phase constructed first**
  - Enables more rapid addition of needed rolls capacity and more rolls lines
  - Buys more time to validate new bags technology at Kitchens South
  - Phase II will open in Q4 2023
  - Phase III is slated to open in Q4 2024

- **Eliminating the new, second building at Kitchens South (rolls lines) and replacing it with an expanded set of bag lines in the existing building**
  - Will occupy the entire existing Kitchens South building
  - Will house 5 bag lines

- **Adding an innovation scale-up facility in Bethlehem**
  - 100K sq. ft. facility <1 mile from current Kitchens
  - Will house lines capable of scaling up our new product innovations
  - Leased facility with significant improvements made by Freshpet. Operated by Freshpet.

New plan adds capacity, capability and efficiency


Ennis Phase II
Ennis Phase I
South Line 2-4 & Building 2
South Line 1
Bethlehem
Ennis Phase III
Ennis Phase II
Bethlehem Innovation Center
Ennis Phase I
South Line 2-5
South Line 1
Bethlehem

Previous Plan*: $2.4 billion net sales capacity

+20%

New Plan: $2.9 billion net sales capacity

*Net Sales potential of previous plan has been updated to account for recent price increases

Phases of Expansion to Reach $2.9 Billion Revenue Total Capacity Goal


Freshpet
kitchens





Phase 1:
Net Sales Capacity
$465m

PA Kitchens 1.0*
Kitchens South Line 1*

Phase 2:
Net Sales Capacity
$815m

PA Kitchens 2.0*
Kitchens South Line 2*& 4
Ennis Phase 1

Phase 3:
Net Sales Capacity
$975m

Ennis Phase 2
Kitchens South Expansion
Jaindl Rd Innovation

Phase 4:
Net Sales Capacity
$650m

Ennis Phase 3

* In service as of Q1'2022

(*Net Sales Capacity defined as expected Net Sales production for our mix of products, before any inventory disposals and obsolescence or inventory build to support growth)

3x increase in capacity by the end of 2025


Targeted Annualized Net Sales Capacity
(in $ billions)
$0.9
$1.3
$1.9
$2.6
$2.9
2022
2023
2024
2025
Full Capacity

This capacity is comprised of:

- ✓ New technologies → increased speed
- ✓ New capabilities → new product forms
- ✓ Our existing footprint → leverages our existing and new facilities & teams

Technology advancement drives speed & efficiency

Relative Net Sales Capacity per Production Line
vs Kitchens 1.0
(core rolls & bags lines only)


1.0
1.4
1.6
1.9
PA Kitchens 1.0
Kitchens South 1
PA Kitchens 2.0
Kitchens South 2
Ennis Phase 1
Ennis Phase 2
Kitchens South 3
Ennis Phase 3

Higher speed lines increase capacity for the full network by nearly 40% compared to our PA Kitchens 1.0 facility. This will provide:

- Ability to meet accelerating demand with our existing network
- Leverage of our operating costs, assuming today's cost structure

> $1B investment will continue to deliver strong returns

	Installed & Operating PA Kitchens 1.0 PA Kitchens 2.0 Kitchens South 1,2	Planned, Core Lines Ennis Phase 1 Ennis Phase 2 Kitchens South 3,5 Ennis Phase 3	Planned, Innovation Kitchens South 4 Bethlehem Innovation	Total Capacity
Annual Net Sales Capacity, $ billion	$0.8	$1.7	$0.4	$2.9
Capital Investment, $ billion	$0.3	$0.9	$0.2	$1.4
Annual Net Sales per Capex Dollar	**$3.21**	**$1.84**	**$2.35**	**$2.06**
Avg. Adj. EBITDA % Margin during phase	10%	20%	20%	25%
Years to Recover Capital Investment	**3.2**	**2.7**	**2.2**	

Definitions
Annual net sales capacity – when fully utilized
Capital investment – cumulative investment, a portion of spend has been incurred to date
Adjusted EBITDA as a % of Net Sales (Adjusted EBITDA Margin) – Installed & Committed lines applied at FY22 rate; Planned lines applied at average expected rate during period
Time to Recover Capital Investment – measured from line operating at full utilization

Automation and quality improvement investments reduce cumulative net sales efficiency but scale drives profitability


Net Sales Efficiency per Cumulative Capex $
$4.86
$1.77
$2.13
$2.16
Phase 1
Phase 2
Phase 3
Phase 4


Adjusted EBITDA per Cumulative Capex $
$0.49
$0.27
$0.43
$0.54
Phase 1
Phase 2
Phase 3
Phase 4

With each phase, assume additional leverage with scale towards our 25% Adjusted EBITDA Margin target in 2025

Site of Freshpet Kitchens 3.0: Ennis, TX


45
N Fwy Service Rd
45
S Fwy Service Rd
287
Sterilite Corporation
1183
Hwy 287
3D

Expanding Ennis in 3 phases


Sterilite Corporation


CHICKEN PROCESSING
PH3 PRODUCTION
PH2 PRODUCTION
PH 1 CUB
PH 1 WWTP
PH 1 PRODUCTION

Chicken processing	2022
Phase III: • 2 rolls lines • 4 bag lines	2024
Phase II: • 3 rolls lines	2023
Phase I: • 2 bag lines • 1 roll line	2022

Ennis Kitchen

Phase I


freshpet

Full Build Out



Phase I is on track to start up in late Q3 and site preparation work for Phase II has already begun



Leasing and equipping new facility to scale up innovative new products in Bethlehem, PA

- **Purpose:** Quickly commercialize innovative new products while leveraging the talent and physical infrastructure available at the existing Bethlehem Campus
- **Location:** Less than 1 mile from existing campus
- **Timing:** Target to be in production Q3 2023
- **Products:** 3 lines capable of producing innovative new products
- **Expansion:** Right of first refusal for the second building for a limited time



Building leased



New building location
Current Kitchens
DevTech PET, Inc
AmerisourceBergen
Jaindl Blvd
American Way
Republic Way
Valor Dr
Senate Drive
Hanoverville Road House
Hanoverville Rd
Follett Corp
Strong Brews
S&S Wholesale Grocers
FOCUS Laboratories
FedEx Ship Center

2022 Guidance

Re-affirming Guidance



Freshpet Financial Projections
Net Sales
Adj. EBITDA
$700
$600
$500
$400
$300
$200
$100
$0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$425.5
+33%
$43.0
-8%
$575.0
+35%
$55.0
+28%
2021
2022 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

2022 Freshpet Guidance: Net Sales

Key Drivers of Net Sales Cadence

Q1 Actual	Q2	Q3	Q4	FY 2022
++	neutral	++	-	35+% growth vs YA

- Out-of-stocks and delayed marketing investment in YA (Q1–Q3)
- Significant trade inventory re-fill in YA (Q3–Q4)
- Front loaded media investment (65/35) (Q1–Q3)
- Complete trade inventory refill on bags (Q1)
- Warehouse issue in YA (Q3)
- ERP conversion (Q1)

+ / - = relative comparison to projected FY22 growth rate

2022 Freshpet Guidance: Adj. Gross Margin


Key Drivers of Adj. Gross Margin Cadence
Q1 Actual
Q2
Q3
Q4
FY 2022
- -
++
+
- -
42% (down ~250 bps vs YA)
Buffer capacity
Inflation in cost of materials, labor and transportation
Second price increase
ERP conversion
Potential bracket pricing
Ennis start-up/under-utilization
Fuel/energy costs – potentially offset by pricing
+ / - = relative comparison to forecasted FY22 Adj. Gross Margin

2022 Freshpet Guidance: Adj. EBITDA



Key Drivers of Adj. EBITDA Cadence
Q1 Actual
Q2
Q3
Q4
FY 2022
- -
-
+
++
+28% vs. YA
Buffer capacity
Front loaded media investment (65/35)
Ennis start-up/under-utilization
Mismatch between inflation costs and pricing
Potential bracket pricing
Lower advertising investment
ERP conversion
Fuel/energy costs – potentially offset by pricing
+ / - = relative comparison to forecasted FY22 EBITDA margin

"Feed the Growth" creates scale and leverage through accelerated growth rate


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025

Appendix

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended March 31,			
	2022		2021	
	(Dollars in thousands)			
Gross Profit	$	44,753	$	36,315
Depreciation expense		4,701		3,800
Plant start-up expense (a)		4,748		1,843
Non-cash share-based compensation		1,168		710
COVID-19 expense (b)		—		953
Adjusted Gross Profit	$	**55,369**	$	**43,621**
Adjusted Gross Profit as a % of Net Sales		41.9%		46.7%

(a)Represents additional operating costs, inclusive of inventory disposal, incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in cost of goods sold. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended March 31,	
	2022	2021
	(Dollars in thousands)	
SG&A expenses	$ 60,631	$ 46,033
Depreciation and amortization expense	3,285	3,289
Non-cash share-based compensation	5,127	5,370
Launch expense (a)	632	731
Loss on disposal of equipment	43	60
Equity offering expenses (b)	—	125
Enterprise Resource Planning (c)	1,018	603
COVID-19 expense (d)	—	4
Adjusted SG&A Expenses	**$ 50,526**	**$ 35,851**
Adjusted SG&A Expenses as a % of Net Sales	38.2%	38.4%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.
(b) Represents fees associated with public offerings of our common stock.
(c) Represents implementation and other costs associated with the implementation of an ERP system.
(d) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in SG&A. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended March 31,			
	2022		2021	
	(Dollars in thousands)			
Net loss	$	(17,542)	$	(10,888)
Depreciation and amortization		7,986		7,089
Interest expense		571		901
Income tax expense		41		16
EBITDA	$	**(8,944)**	$	**(2,882)**
Loss on equity method investment	$	1,310		248
Loss on disposal of equipment		43		60
Non-cash share-based compensation		6,295		6,080
Launch expense (a)		632		731
Plant start-up expense (b)		4,748		1,843
Equity offering expenses (c)		—		125
Enterprise Resource Planning (d)		1,018		603
COVID-19 expense (e)		—		957
Adjusted EBITDA	$	**5,102**	$	**7,765**
Adjusted EBITDA as a % of Net Sales		3.9%		8.3%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b)Represents additional operating costs, inclusive of inventory disposal, incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c)Represents fees associated with public offerings of our common stock.

(d)Represents implementation and other costs associated with the implementation of an ERP system.

(e)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025